EXHIBIT 10.39

THIS DEED OF TRUST IS EXEMPT FROM MARYLAND RECORDATION TAX PURSUANT

TO SECTION 12-108(i) OF THE TAX-PROPERTY ARTICLE OF THE MARYLAND CODE

PARCEL IDENTIFIER #:

COUNTY TAX ACCOUNT #: 02-020262

STREET ADDRESS: 16500 Hunters Green Parkway, Hagerstown, Maryland

GRANTOR NAME AND ADDRESS: IIT Hagerstown Distribution Center LLC

                                                     c/o Industrial Income Trust Inc.

                                                     518 17th Street, Suite 1700

                                                     Denver, Colorado 80202

TRUSTEE: John R. Parks, Esq.

TITLE COMPANY: First American Title Insurance Company

PURCHASE MONEY DEED OF TRUST, SECURITY AGREEMENT,

FINANCING STATEMENT AND FIXTURE FILING

(This Deed of Trust serves as a fixture filing under Section 9-502 of the

Maryland Uniform Commercial Code)

THIS PURCHASE MONEY DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (“Deed of Trust”) is made as of                      , 2011, by IIT HAGERSTOWN DISTRIBUTION CENTER LLC, a Delaware limited liability company (“Grantor”), with the mailing address of c/o Industrial Income Trust Inc., 518 17th Street, Suite 1700, Denver, Colorado 80202, to JOHN R. PARKS, ESQ., as Trustee (“Trustee”) with a mailing address of c/o Bryan Cave LLP, One Atlanta Center, 1201 West Peachtree Street, N.W., Suite 1400, Atlanta, Georgia 30309 for the benefit of ING USA ANNUITY AND LIFE INSURANCE COMPANY, an Iowa corporation (“Beneficiary”) with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

W I T N E S S E T H:

WHEREAS, Grantor has executed and delivered to Beneficiary a Promissory Note dated on or about this same date in the principal amount of TWENTY-THREE MILLION FOUR HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($23,440,000.00) (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the “Note”), which Note provides, among other things, for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before November 1, 2040, the Note by this reference thereto being incorporated herein; and

WHEREAS, Beneficiary is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Beneficiary on account of any future payments, advances or expenditures made by Beneficiary pursuant to the Note or this Deed of Trust and any additional sums with interest thereon which may be loaned to Grantor by

Beneficiary or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the “Indebtedness”).

NOW, THEREFORE, Grantor, to secure payment of the Indebtedness and the performance of the covenants and agreements herein contained to be performed by Grantor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

1. Granting Clauses. Grantor hereby irrevocably and absolutely does by these presents GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, AND SET OVER to Trustee, its successors and assigns, with GENERAL WARRANTY with all powers of sale and all statutory rights under the laws of the State of Maryland, for the benefit of Beneficiary and its successor and assigns, and grants to Trustee a first priority security interest in, all of Grantor’s present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the “Premises”):

(a) That certain real property situated in Washington County, Maryland, for the benefit of Beneficiary and its successors and assigns and more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Land”), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the “Improvements”);

(b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in any wise appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

(c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Grantor in and to any strips and gores adjoining the Land;

(d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures, fittings, appliances, furniture and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Grantor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, electrical, fuel, garbage, sanitary drainage, removal of dust, refuse or garbage, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Grantor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers, software, books, supplies, kitchen equipment, appliances, tractors, motor vehicles, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, fittings, appliances, furniture, building materials, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements;

(e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Deed of Trust at the date of receipt of any such award or payment by Grantor or Beneficiary, and of the reasonable counsel fees, costs and disbursements incurred by Grantor or Beneficiary in connection with the collection of such award or payment. Grantor agrees to execute and deliver, from time to time, such further instruments as may be requested by Beneficiary to confirm such assignment to Beneficiary of any such award or payment;

(f) Any and all accounts receivable and any right of Grantor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Land or Improvements, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom;

(g) Any and all authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Land or Improvements;

(h) All monies on deposit for the payment of real estate taxes or special assessments against the Land or Improvements or for the payment of premiums on policies of fire and other hazard insurance covering the Collateral (as hereinafter defined) or the Land or Improvements; all proceeds paid for damage done to the Collateral or the Land or Improvements; all proceeds of any award or claim for damages for any of the Collateral or the Premises taken or damaged under the power of eminent domain or by condemnation; and all tenants’ or security deposits held by Grantor in respect of the Land or Improvements;

(i) Any and all leases, occupancy agreements, and tenancies affecting the Land and Improvements and any and all names under or by which the Land or the Improvements may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Land or Improvements;

(j) Any and all shares of stock, membership or partnership interest or other evidence of ownership of any part of the Land or Improvements that is owned by Grantor in common with others, including all water stock relating to the Land or Improvements, if any, and all documents of membership in any owners’ or members’ association or similar group having responsibility for managing or operating any part of the Land or Improvements and any management agreements;

(k) Any and all plans and specifications prepared for construction of improvements on the Land or Improvements and all studies, data and drawings related thereto; and all contracts and agreements of Grantor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of improvements on the Land or Improvements;

(l) Any and all of Grantor’s right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan documents made between Grantor and Beneficiary with respect to the Land or Improvements, together with all income, profits, benefits and advantages arising therefrom;

(m) Any and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Maryland Uniform Commercial Code (“UCC”)) now owned or hereafter acquired by Grantor located on and used in the operation of the Land or Improvements;

(n) All of Grantor’s right, title and interest in and to deposit accounts and letter of credit rights (as defined in the UCC) relating to the operation of the Land or Improvements;

(o) Any and all substitutions, accessions, additions and replacements to any of the foregoing; and

(p) Any and all products and proceeds of any of the foregoing, or with respect to the Land or Improvements, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Land or Improvements, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Deed of Trust, the term “proceeds” means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Trustee, its successors and assigns, forever, for the uses and purposes herein expressed.

THIS DEED OF TRUST IS GIVEN TO SECURE: Payment of the Indebtedness; payment of such additional sums with interest thereon which may hereafter be loaned to Grantor by Beneficiary pursuant to the Note or Deed of Trust or otherwise advanced under the Loan Documents, including without limitation advances made by Beneficiary to protect the Premises or the lien of this Deed of Trust or to pay taxes, assessments, insurance premiums, and all other amounts that Grantor has agreed to pay pursuant to the provisions hereof or that Beneficiary has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note; and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Deed of Trust, the Note and every other agreement, document and instrument to which reference is expressly made in this Deed of Trust or which at any time evidences or secures the Indebtedness evidenced by the Note, and that certain Loan Agreement executed by Grantor and Beneficiary dated of even date herewith (the “Loan Agreement”) (this Deed of Trust, the Note, the Loan Agreement and all such other agreements, documents and instruments, but excluding the certain Environmental Indemnification Agreement executed on even date herewith by Grantor and Industrial Income Operating Partnership LP, a Delaware limited partnership (“Guarantor”), are hereinafter sometimes collectively referred to as the “Loan Documents”). Grantor hereby warrants that Grantor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Grantor will forever warrant and defend the title to the Premises unto Beneficiary against the claims of all persons whomsoever subject to the Permitted Encumbrances (as hereinafter defined); and that the Premises are unencumbered except as set forth on Beneficiary’s title insurance policy dated on or about even date herewith regarding the Premises (the “Permitted Encumbrances”).

2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Grantor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; provided, however, if such repair, restoration or rebuilding is required as a result of casualty or condemnation, Grantor shall only be required to repair, restore or rebuild if Beneficiary makes the insurance or condemnation proceeds (after payment of costs of collection) available for repair, restoration or rebuilding, but Grantor’s obligations therefor are not limited to the amount of available proceeds; (b) keep the Premises in good condition and repair, without waste, and free from mechanics’ liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable and liens being contested in accordance with the following paragraph); (c) immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Beneficiary of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises; (g) suffer or permit no material change in the general nature of the use of the Premises, without Beneficiary’s written consent; (h) initiate or acquiesce in no material zoning reclassification or variance with respect to the Premises without Beneficiary’s written consent; and (i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

Notwithstanding anything contained herein to the contrary, Grantor shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraphs 2 and 3 herein so long as Grantor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that Grantor shall give such reasonable security as may be demanded by Beneficiary to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Grantor. Any such contest shall be prosecuted with due diligence and Grantor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph, Grantor shall (and if Grantor shall fail so to do, Beneficiary may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of Beneficiary, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

3. Payment of Taxes. Subject to Paragraph 2 herein, Grantor shall pay prior to any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Beneficiary duplicate receipts therefor.

4. Tax Deposits. Unless otherwise waived in writing by Beneficiary, Grantor covenants and agrees to deposit with such depositary as the Beneficiary from time to time may in writing appoint, and in the absence of such appointment, then at the office of Beneficiary, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the loan secured hereby (the “Loan”) and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last ascertainable year (if the current year’s taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the

Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Beneficiary’s reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Grantor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Beneficiary or such depositary.

If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Deed of Trust, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Grantor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

5. Beneficiary’s Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Beneficiary may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Grantor’s obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Beneficiary may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Grantor or to the then owner or owners of the Premises. A security interest within the meaning of the UCC is hereby granted to the Beneficiary in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Grantor’s right, title and interest therein are hereby assigned to Beneficiary, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Grantor; provided, however, that neither Beneficiary nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Beneficiary nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

6. Insurance.

(a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Beneficiary. All insurance shall be written in policies and by insurance companies approved by Beneficiary which approval shall not be unreasonably withheld so long as a A.M. Best Company’s Key Rating Guide Class rating of at least A XII is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Beneficiary, shall not contain a co-insurance clause or other clause limiting the amount of coverage under any conditions, and shall provide for at least thirty (30) days prior written notice to Beneficiary of modification (with respect to the Premises), termination, cancellation or non-renewal to the policy (except in the case of non-payment of premium, only ten (10) days written notice is required) that insures the Premises as well as a waiver of subrogation endorsement, all as required by Beneficiary, in form and content acceptable to Beneficiary. All policies (or certified copies thereof) or original ACORD 28 and ACORD 25 (as to liability only) Certificates shall, with all premiums fully paid, be delivered to Beneficiary as issued at least thirty (30) days before the expiration of existing policies and shall be held by Johnson Capital Group having an address at 210 University Boulevard, Seventh Floor, Denver, Colorado 80206 (or such other entity as designated by Beneficiary) until all sums hereby secured are fully paid. Upon request by Beneficiary, Grantor shall furnish Beneficiary evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Deed of Trust or other transfer of title to the Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Beneficiary and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or mortgagee/beneficiary (provided that to the extent such policies are blanket policies covering properties other than the Premises and the Affiliate Properties, as defined in the Loan Agreement, such policies shall not be transferred to such purchaser or mortgagee/beneficiary). Beneficiary shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

(b) Without in any way limiting the generality of the foregoing, Grantor covenants and agrees to maintain insurance coverage on the Premises which shall include: (i) all risk coverage insurance (including vandalism and malicious mischief) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without physical depreciation), an increased cost of construction endorsement, and an agreed amount endorsement pertaining to the co-insurance clause, and containing a mortgagee clause in Beneficiary’s favor; and if at any time a dispute arises with respect to replacement cost, Grantor agrees to provide (but not more frequently than once per twenty-four month period, as to the Premises, or if the Premises are comprised of more than one parcel, as to each such parcel) at Grantor’s expense, an insurance appraisal prepared by an insurance appraiser approved by Beneficiary, establishing the full replacement cost in a manner satisfactory to the insurance carrier; (ii) business interruption or rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (i) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, less any allocable charges and expenses which do not continue during the period of restoration and naming Beneficiary in a standard mortgagee loss payable clause thereunder; (iii) commercial general public liability and property damage insurance with a broad form coverage endorsement for an amount as required from time to time by the Beneficiary and sufficient to satisfy all tenant lease requirements but not less than an aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Beneficiary as an additional insured thereunder; (iv) flood insurance whenever in Beneficiary’s reasonable judgment such protection is necessary and is available and in such case in an amount acceptable to Beneficiary and naming Beneficiary as the loss payee thereunder; (v) earthquake insurance (if available at a commercially reasonable cost) whenever in Beneficiary’s reasonable judgment such protection is necessary due to a change in the seismic zone in which the Premises are located evidencing a greater risk of earthquake exposure of a magnitude that ING Investment Management LLC or its affiliates customarily require earthquake insurance coverage with respect to its real estate collateral securing other commercial loans and is available and in such case in an amount acceptable to Beneficiary and naming Beneficiary as the loss payee thereunder; (vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Beneficiary, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; and (vii) such other insurance that may be reasonably required from time to time by Beneficiary. Any modifications to the foregoing insurance requirements or the requirement of additional insurance coverage by Beneficiary shall be imposed only if such coverage is (x) available at a commercially reasonable cost and customarily obtained for properties similar in nature and location to the Premises, (y) imposed by Beneficiary on all similar properties within its loan portfolio, or (z) otherwise to the extent required under any applicable law, rule or regulation.

(c) Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

7. Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Grantor unless otherwise waived in writing by Beneficiary, Grantor shall deposit with Beneficiary or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the Loan and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Beneficiary or such depositary, divided by the number of months to elapse thirty (30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Grantor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Beneficiary or such depositary.

8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

(a) In case of loss or damage by fire or other casualty, Grantor shall immediately give Beneficiary and the insurance companies that have insured against such risks written notice of such occurrence.

(b) In case of loss or damage by fire or other casualty, Grantor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed an amount equal to five percent (5%) of the original principal amount of the Note (or if the Premises are comprised of multiple parcels, five percent (5%) of the initial Principal Allocation set forth in Section 3.07(a) of the Loan Agreement) (the “Threshold

Amount”), and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Grantor and Beneficiary and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of the Threshold Amount are payable or if an Event of Default exists hereunder, then in either of such events, Beneficiary is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Beneficiary as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Grantor in writing within thirty (30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Grantor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Beneficiary’s sole and absolute discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Grantor, are sufficient to restore the Premises, (iii) Beneficiary determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both, and (v) the rebuilding and restoration is reasonably estimated to be completed at least one hundred eighty (180) days prior to the Maturity Date or any Call Date, as those terms are defined in the Note. In the event that Beneficiary makes said proceeds available to Grantor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Beneficiary may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Beneficiary, the Grantor shall pay all costs incurred by Beneficiary in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Beneficiary, and a title company or agent approved by Beneficiary in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the Threshold Amount, then insurance proceeds shall not be made available to Grantor unless and until Beneficiary has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Beneficiary to Grantor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Beneficiary, be applied on account of the Indebtedness without Prepayment Premium (as that term is defined in the Note) or be paid to any party entitled thereto under such conditions as Beneficiary may reasonably require. No interest shall be allowed to Grantor on any proceeds held by Beneficiary.

(c) In the event proceeds of insurance are not made available to Grantor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Beneficiary, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Beneficiary in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note (however, from and after the date any such proceeds are applied to the principal balance of the Note, no interest shall thereafter accrue on such principal repaid regardless of the order of payments to which such proceeds are credited).

9. Stamp Tax. If, by the laws of the United States of America, or of any state having jurisdiction over Grantor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Deed of Trust, Grantor covenants and agrees to pay such tax in the manner required by any such law. Grantor further covenants to reimburse Beneficiary for any sums which Beneficiary reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Deed of Trust.

10. Observance of Lease Assignment.

(a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Grantor, as landlord, has assigned to Beneficiary, by that certain Assignment of Rents and Leases dated on or about this same date (the “Assignment of Rents”), all of Grantor’s right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the “Leases”) and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the “Rents”).

(b) All Leases entered into after the date hereof (i) shall be bona fide arms-length transactions with a third party, (ii) shall not contain any rental or other concessions other than those required by market conditions with respect to comparable space, (iii) shall provide that the tenant pay a pro rata share (based on square footage of space) of, or increases in, taxes, insurance or other operating expenses, and (iv) shall be materially on a form approved by Beneficiary (which approval has not been previously revoked by Beneficiary as hereinafter provided). Beneficiary will, at the request of Grantor, approve a form of lease satisfactory to Beneficiary, but Beneficiary shall have the right subsequently to reasonably revoke such approval upon thirty (30) days prior written notice to Grantor of its election to do so. In the event of any such revocation or approval, Grantor shall not enter into any Lease without the prior written approval of Beneficiary unless Beneficiary has approved a revised form of lease satisfactory to it in its reasonable discretion. Leases which are within the criteria set forth above, thus not requiring the prior approval of Beneficiary, are referred to herein as “Pre-Approved Leases.” Any material change in the form of lease previously approved by Beneficiary shall be subject to Beneficiary’s prior written approval. A lease affecting 320,000 square feet or more of space within the Premises shall be subject to Beneficiary’s prior written consent.

(c) Grantor will not, without Beneficiary’s prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases except for any second-in-priority assignment or pledge in favor of Beneficiary; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

(d) Grantor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all of the covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all of the covenants, conditions and agreements of the

Leases on the part of the lessees to be kept and performed, but Grantor, except as hereinafter expressly provided or except as to existing rights of tenants under the provisions of a Lease (without further consent, approval or agreement of the landlord thereunder), shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior written consent of Beneficiary (and to the extent landlord’s consent is required as to any matter under a Lease, and the Lease provides that landlord shall not unreasonably withhold its consent, Beneficiary’s consent shall likewise not be unreasonably withheld); (iii) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Beneficiary, transfer and assign to Beneficiary, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Beneficiary upon demand, any and all instruments required to effectuate said assignment; (v) furnish Beneficiary, within ten (10) days after a request by Beneficiary so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) Business Days (as defined in the Loan Agreement) of any demand therefor by Beneficiary any right to request from the lessee under any Lease a certificate with respect to the status thereof.

Notwithstanding the foregoing, Grantor may modify any Lease without Beneficiary’s prior written consent provided such Lease is subordinate to the lien and interest of this Deed of Trust and Beneficiary has not executed a subordination, non-disturbance and attornment agreement for such Lease.

(e) Nothing in this Deed of Trust or in any other documents relating to the Loan shall be construed to obligate Beneficiary, expressly or by implication, to perform any of the covenants of Grantor as landlord under any of the Leases assigned to Beneficiary or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Grantor agrees to perform and pay.

(f) All Leases hereafter executed shall be subordinate to the lien and interest of this Deed of Trust, unless otherwise approved by Beneficiary in writing. Grantor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof except for any second-in-priority assignment of leases in favor of Beneficiary.

(g) Beneficiary shall have the option to declare this Deed of Trust in default because of a default of landlord in any Lease of the Premises unless such default is cured by Grantor pursuant to the terms of the Lease and within any applicable cure period or unless such default would not permit the tenant to terminate the Lease. It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Beneficiary, become immediately due and payable without notice to the Grantor.

(h) Grantor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises other than a pick-up or drop-off operation.

(i) In the event of the enforcement by Beneficiary of the remedies provided for by law or by this Deed of Trust, the lessee under each Lease of the Premises shall, at the option of Beneficiary, attorn to any person succeeding to the interest of Grantor as a result of such enforcement and shall recognize such successor in interest as landlord under such Lease without change in the terms or other provisions thereof; provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one month in advance or any amendment or modification to any Lease made without the consent of Beneficiary or said successor in interest. Each lessee, upon request by said successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.

11. Effect of Extension of Time. If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Beneficiary takes other or additional security for the payment of the Indebtedness, or if Beneficiary waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interest in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Beneficiary, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

12. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon the Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of mortgages/deeds of trust/deeds to secure debt or debts secured by mortgages/deeds of trust/deeds to secure debt or Beneficiary’s interest in the Premises, or the manner of collection of taxes, so as to affect this Deed of Trust or the debt secured hereby or the holders thereof, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor if Beneficiary pays such taxes and submits proof of payment to Grantor; provided, however, that if in the opinion of counsel for Beneficiary: (i) it might be unlawful to require Grantor to make such payment, or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

13. Beneficiary’s Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Beneficiary may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Grantor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Grantor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys’ fees, and any other monies advanced by Beneficiary in regard to any tax referred to in Paragraphs 9 and 12 hereof or to protect the Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Grantor.

14. Beneficiary’s Reliance on Tax Bills, Etc. Beneficiary in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

15. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Grantor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Grantor at the option of the Beneficiary upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as “Events of Default” and individually referred to as an “Event of Default”), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

(a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

(b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 30 hereof (Due on Sale or Further Encumbrance); or

(c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Grantor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Beneficiary to Grantor or within such longer period of time, not exceeding an additional sixty (60) days, as may be reasonably necessary to cure such non-compliance if Grantor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of sixty (60) days; or

(d) the entry of a decree or order for relief by a court having jurisdiction in respect of Grantor, a general partner of Grantor if Grantor is a partnership, the beneficiary or beneficiaries of Grantor if Grantor is a trust, a managing member of Grantor if Grantor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a “Key Party”), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

(f) the death of any guarantor of the Note secured hereby, unless a beneficiary or beneficiaries of the decedent having a net worth or an aggregate net worth, as the case may be, greater than the net worth of the decedent upon the date hereof, shall become liable by assumption under the guaranty within ten (10) days of the appointment of the executor or personal representative; or

(g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Beneficiary by or on behalf of Grantor or any guarantor of the Note to induce Beneficiary to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made; or

(h) any breach, default, event of default or failure of performance (however denominated) under the Note or any of the other Loan Documents and the expiration of any applicable cure period without the same having been cured; or

(i) Grantor shall be in default of, or in violation of, beyond any applicable grace period, any conditions, covenants or restrictions which benefit or burden the Premises.

If, while any insurance proceeds or condemnation awards are being held by Beneficiary to reimburse Grantor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Beneficiary shall accelerate the Indebtedness, then and in such event, the Beneficiary shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness without payment of a Prepayment Premium and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Grantor or any other party entitled thereto without interest.

16. Remedies.

(a) Primary Remedies. If an Event of Default shall occur, Beneficiary may: declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the Premises held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Trustee or Beneficiary may:

(i) enter and take possession of the Premises or any part thereof, exclude Grantor and all persons claiming under Grantor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Beneficiary, either in the name of Grantor or otherwise, and upon such entry, from time to time, at the expense of Grantor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Beneficiary may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Beneficiary to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Grantor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Beneficiary may be authorized to incur under the provisions of this Deed of Trust and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Beneficiary may determine until the same have been paid in full.

(ii) institute an action for the foreclosure of this Deed of Trust and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction;

(iii) sell the Premises or any part thereof, pursuant to the power of sale granted herein, at public auction at such time and place and upon such terms and conditions as Trustee may deem appropriate or as may be required or permitted by applicable law or rule of court, having first given such notice prior to the sale of such time, place and terms by publication in at least one newspaper published or having general circulation in the county or counties in which the Premises is located or at such time or times as may be required by applicable law or rule of court, and at such other times and by such other methods, if any, as Trustee may deem appropriate. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Beneficiary may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Premises shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Premises shall be sold; and, if the proceeds of such sale of less than the whole of the Premises shall be less than the aggregate of the Guaranteed Obligation and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Premises just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Premises but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Premises. Trustee may, after any request or direction by Beneficiary, sell not only the real property but also the Collateral and other interests which are a part of the Premises, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Premises separately from the remainder of the Premises. It shall not be necessary for Trustee to have taken possession of any part of the Premises or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Beneficiary), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Beneficiary may deem necessary until all of the Premises has been duly sold and all Indebtedness have been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder and Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Indebtedness or as to the occurrence of any default, or as to Beneficiary’s having declared all of the Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the Premises pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. It is intended hereby to give the Beneficiary the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

(iv) take all action to protect and enforce the rights of Beneficiary under this Deed of Trust, by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

(v) exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Grantor hereby expressly waives, (B) require Grantor to assemble any personal property, or any portion thereof, and make it available to Beneficiary at a place or places designated by Beneficiary and reasonably convenient to both parties and (C) sell all or any portion of the personal property at public or private sale, without prior notice to Grantor except as otherwise required by law (and if notice is required by law, after ten (10) days’ prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Beneficiary in its sole discretion may determine. As to any property subject to Article 9 of the UCC included in the Premises, Beneficiary may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Deed of Trust and the rights and remedies that Beneficiary may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Grantor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

(vi) terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Premises, if in the sole discretion of Beneficiary such property management is unsatisfactory in any respect;

(vii) [INTENTIONALLY OMITTED]; and

(viii) to the fullest extent permitted by applicable law, if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Beneficiary shall have the right to institute proceedings, either judicial or non-judicial, at Beneficiary’s option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as “Partial Foreclosure”), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Deed of Trust for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Deed of Trust and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph.

Notwithstanding any Partial Foreclosure, Beneficiary may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Premises pursuant to any such Partial Foreclosure for any other part of the Indebtedness, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

(b) Receiver. If an Event of Default shall occur, Beneficiary shall be entitled as a matter of right to the appointment of a receiver of the Premises, and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Grantor, either before or after any sale, and, Beneficiary may be appointed as such receiver. Such receiver shall have, including, without limitation, the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Grantor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Grantor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (iii) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver’s hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Deed of Trust, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (ii) if this is a leasehold deed of trust, all rents due or which may become due under the underlying lease. Nothing herein shall be construed to limit or otherwise waive Beneficiary’s rights to obtain rents, issues and profits, deliver to one or more tenants a written demand to turn over rents, issues and profits or deliver to Grantor a written demand to turn over rents, issues and profits without appointing a receiver. If an Event of Default shall have been waived in writing by Beneficiary or the Indebtedness reinstated in accordance with applicable law, Beneficiary shall cooperate with Grantor, at Grantor’s expense, to obtain the dismissal of any receiver appointed for the Premises at the instance of Beneficiary.

(c) Sales by Parcels. In any sale made under or by virtue of this Deed of Trust or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Beneficiary may elect, without regard to the right of Grantor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Grantor waives the marshaling of assets.

(d) Effect of Sale. The purchaser at any sale made under or by virtue of this Deed of Trust or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Grantor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Beneficiary, may purchase at any such sale. Beneficiary is hereby irrevocably appointed the attorney-in-fact of Grantor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Beneficiary may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Beneficiary’s written request, Grantor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Grantor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Grantor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Grantor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e) Eviction of Grantor After Sale. If Grantor fails or refuses to surrender possession of the Premises after any sale thereof, Grantor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Beneficiary or any purchaser of the Premises under any provision of this Deed of Trust or pursuant to any judgment or decree of court.

(f) Insurance Policies. In the event of a foreclosure sale pursuant to this Deed of Trust or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Grantor in and to all policies of insurance required under the provisions of this Deed of Trust shall inure to the benefit of and pass to the successor in interest of Grantor or the purchaser or grantee of the Premises or any part thereof so transferred (provided that to the extent such policies are blanket policies covering properties other than the Premises and the Affiliate Properties, such policies shall not be transferred).

(g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Beneficiary shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for reasonable attorneys’ fees actually incurred, appraiser’s fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Beneficiary may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises, and the maintenance of the lien of this Deed of Trust, including the reasonable fees actually incurred of any attorneys employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust, the Note or the Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Grantor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Deed of Trust.

17. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust, shall be applied as follows:

(a) subject to applicable law, first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys’ fees, environmental site assessors fees and costs, appraisers’ fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Beneficiary in order to protect the lien or estate created by this Deed of Trust or the security afforded hereby including any expenses of entering, taking possession of and operating the Premises. If a foreclosure proceeding is commenced by the Trustee, Trustee shall be entitled to receive a commission as provided in Paragraph 43(h) hereof to the extent permitted by applicable law. If a foreclosure proceeding is terminated prior to its completion, Grantor shall pay all expenses incurred by the Trustee, including reasonable attorney fees, plus a partial commission computed in accordance with this Paragraph 17 to the extent permitted by applicable law;

(b) then to the payment of any other Indebtedness in such order as Beneficiary may determine until the same have been paid in full; and

(c) any balance thereof shall be paid to Grantor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

18. Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Beneficiary is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Beneficiary, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Beneficiary in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

19. Beneficiary’s Right of Inspection. Beneficiary shall, upon reasonable notice to Grantor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

20. Condemnation. The Beneficiary may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Grantor promptly prosecutes any compromise or settlement thereof, the Grantor shall control any compromise or settlement proceeding with the result thereof being subject to the Beneficiary’s approval. The Grantor shall give the Beneficiary immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Grantor hereby assigns, transfers and sets over unto the Beneficiary the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. In the event the condemnation proceeds for the Premises (when aggregated with any prior condemnation proceeds for the Premises during the term of the Note) is less than or equal to $200,000, then, after deducting therefrom any expenses incurred in the collection thereof, such proceeds shall, if requested by Grantor in writing within thirty (30) days after the proceeds become available, be made available to Grantor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Beneficiary’s sole and absolute discretion is capable of being restored, (ii) the proceeds, together with all other funds which are to be provided by Grantor, are sufficient to restore the Premises, (iii) Beneficiary determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding, (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both, and (v) the rebuilding and restoration is reasonably estimated to be completed at least one hundred eighty (180) days prior to the Maturity Date or any Call Date, as those terms are defined in the Note. In the event the condemnation proceeds exceed $200,000 (when aggregated with prior condemnation awards as aforesaid), or if clauses (i) through (v) immediately preceding are not satisfied, Beneficiary may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Beneficiary makes said proceeds available to reimburse Grantor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Beneficiary may require. If Beneficiary makes the proceeds of the award available to Grantor for restoration, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Beneficiary prior to commencement of any building or restoration. If the proceeds are made available by Beneficiary to reimburse Grantor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Beneficiary be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Grantor on the proceeds of any award held by the Beneficiary.

21. Release Upon Payment and Discharge of Grantor’s Obligations. Beneficiary shall cause Trustee to release this Deed of Trust and the lien hereof by proper instrument upon payment and discharge of all Indebtedness including any Release Price provided for in the Loan Agreement or any Prepayment Premium provided for herein or in the Note secured hereby. Until this Deed of Trust shall be satisfied of record, Grantor hereby waives for itself, and all subsequent successors in title to the Premises, any right it may now have or hereafter have, to file for record a notice limiting the maximum amount which may be secured by this Deed of Trust; provided, however, Grantor may file such notice in connection with a permitted Subordinate Financing pursuant to Paragraph 30(d) herein.

22. Giving of Notice.

(a) All notices, demands, requests, and other communications desired or required to be given hereunder (“Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one Business Day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three (3) Business Days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

Grantor:	IIT Hagerstown Distribution Center LLC c/o Industrial Income Trust Inc. 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: Ms. Lainie P. Minnick

With a copy to:	Greenberg Traurig, P.A. 333 Avenue of the Americas Miami, Florida 33131 Attention: Laura Gangemi Vignola, Esq.

Beneficiary:	ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Mortgage Loan Servicing Department

With a copy to:	ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Real Estate Law Department

And to:	Bryan Cave LLP One Atlantic Center Fourteenth Floor 1201 West Peachtree Street NW Atlanta, Georgia 30309-3488 Attention: John R. Parks, Esq.

Trustee:	John R. Parks, Esq. c/o Bryan Cave LLP One Atlantic Center Fourteenth Floor 1201 West Peachtree Street NW Atlanta, Georgia 30309-3488

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the “copy to” Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

23. Waiver of Defense. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

24. Waiver of Statutory Rights. Grantor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws”, now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but to the extent lawfully allowed hereby waives the benefit of such laws. Grantor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. To the extent permitted by law, Grantor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Grantor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Deed of Trust.

25. Furnishing of Financial Statements to Beneficiary.

(a) Grantor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times during business hours and on reasonable written notice not less than five (5) Business Days, be open to inspection by Beneficiary and Beneficiary’s accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained in accordance with generally accepted accounting principles consistently applied.

(b) Grantor covenants and agrees to furnish, or cause to be furnished to Beneficiary, annually, within one hundred twenty (120) days following the end of each fiscal year of Grantor a copy of a report of the operations of the Premises, including an unaudited balance sheet and containing an unaudited detailed statement of income and expenses, and a current rent roll of the Premises which shall be certified by Grantor, or an officer, manager or a general partner of any corporate, limited liability company or partnership Grantor. Each report or statement shall be certified as correct by the appropriate party.

Notwithstanding the aforesaid, during the term of the Loan, Beneficiary shall have the right to request quarterly income statements and balance sheets regarding the operation of Grantor and the Premises and Guarantor, and to request periodic updates on the rent roll so as to reflect tenant leasing.

(c) If Grantor omits to deliver as required any report or statement required by this Paragraph 25, and said omission is not cured by Grantor within thirty (30) days after written notice of such omission has been given by Beneficiary to Grantor, Beneficiary may elect, in addition to exercising any remedy for an Event of Default as provided for in this Deed of Trust, to make an audit of all books and records of Grantor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Grantor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Beneficiary. Grantor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Deed of Trust.

26. Filing and Recording Fees. Grantor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Deed of Trust and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Deed of Trust.

27. Business Purpose. Grantor represents, covenants and agrees that all of the proceeds of the Note secured by this Deed of Trust will be used solely for business purposes and in furtherance of the regular business affairs of Grantor and is not for personal, family, or household purposes.

28. Exculpatory. The liability of the Grantor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

29. Security Agreement. Grantor and Beneficiary agree that this Deed of Trust shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Beneficiary with respect to insurance proceeds or condemnation proceeds (“Deposits”) and with respect to any personal property and fixtures included in the definition herein of the word “Premises”, which property may not be deemed to form a part of the real estate described in Exhibit “A” or may not constitute a “fixture” within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the “Collateral”, and that a security interest in and to the Collateral and the Deposits is hereby granted to Beneficiary and the Deposits and all of Grantor’s right, title and interest therein are hereby assigned to Beneficiary, all to secure payment of the Indebtedness and to secure performance by Grantor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Deed of Trust, Beneficiary, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Beneficiary shall elect to proceed with respect to the Collateral separately from the real property, ten (10) days’ notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, reasonable attorneys’ fees and legal expenses incurred by Beneficiary. Grantor agrees that, without the written consent of Beneficiary, Grantor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Grantor is not in default hereunder, Grantor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Beneficiary shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Deed of Trust and covered hereby. Grantor shall, from time to time, on request of Beneficiary, deliver to Beneficiary an inventory of the Collateral in reasonable detail. Grantor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Beneficiary otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Grantor shall, upon demand execute and deliver to Beneficiary such financing statements and other documents in form satisfactory to Beneficiary, and will do all such acts and things as Beneficiary may at any time, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

This Deed of Trust also constitutes a financing statement for the purpose of the UCC and shall constitute a “fixture filing” under such statutes and under the fixture filing provisions and shall be filed in the real estate records of the County in which the Land is located. For such purpose, Grantor shall be deemed to be the “Debtor” and Beneficiary shall be deemed to be the “Secured Party” and the name and address of the Debtor and the Secured Party are as set forth below:

Name of Debtor:	IIT Hagerstown Distribution Center LLC

Debtor’s Mailing Address:	IIT Hagerstown Distribution Center LLC c/o Industrial Income Trust Inc. 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: Ms. Lainie P. Minnick

Address of Premises:	16500 Hunters Green Parkway, Hagerstown, Maryland 21740

Name of Secured Party:	ING USA Annuity and Life Insurance Company

Address of Secured Party:	ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Real Estate Law Department

This financing statement covers the Collateral. Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Deed of Trust. Grantor is the record owner of the real property described herein upon which the foregoing fixtures and other items and types of property are located.

Grantor hereby represents and warrants to Beneficiary, and covenants and agrees with Beneficiary as follows:

(a) Grantor shall not merge or consolidate into, or transfer any of the Collateral to, any other entity or person without the prior written consent of the Beneficiary.

(b) Grantor shall not change its name unless it has given Beneficiary sixty (60) days prior written notice thereof and executed and authorized at the request of Beneficiary, such additional financing statements to be filed in such jurisdiction as the Beneficiary may deem necessary or desirable in its sole discretion.

(c) It shall be an Event of Default hereunder if any amendment to or termination of a financing statement naming the Grantor as debtor and the Beneficiary as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Beneficiary or its counsel without the prior written consent of the Beneficiary.

(d) Grantor hereby authorizes the Beneficiary, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements in such jurisdictions as the Beneficiary may deem necessary or desirable in order to perfect the security interest granted by the Grantor under this security agreement.

30. Due on Sale or Further Encumbrance.

(a) If, without the Beneficiary’s prior written consent, (i) the Premises or any part thereof (except for transfers of personal property in the ordinary course of business in connection with repair or replacement) or any interest in the Premises or the Grantor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Grantor is further encumbered or pledged; (iv) any Lease which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Grantor, if a corporation, or of any corporate general partner of Grantor, if a partnership, or the general partnership interests in any partnership which is a general partner of Grantor, or any membership interest in a Grantor which is a limited liability company, or any beneficial or fiduciary interest in any Grantor which is a trust or trustee, is sold or conveyed, the Beneficiary shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interests and other sums due and payable under the Note due and payable and exercise all remedies available to Beneficiary under the Loan Documents. The Grantor understands that the present ownership of the Premises and Improvements will be a material inducement to Beneficiary in the making of the Loan. Any consent by Beneficiary to a change in ownership or to a change in the composition of the Grantor may be conditioned upon payment of a transfer fee equal to three quarters of one percent (.75%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Beneficiary may impose in its sole discretion.

(b) Notwithstanding the foregoing subparagraph (a), Beneficiary will permit one transfer of the Premises, provided: (i) the transferee or a guarantor has a financial and credit standing and management expertise acceptable to Beneficiary with a net worth of not less than Thirty Million and No/100 Dollars ($30,000,000.00); (ii) assumption documents in form and substance satisfactory to Beneficiary are executed by the transferee; (iii) Beneficiary is paid a transfer fee equal to three quarters of one percent (.75%) of the then outstanding Indebtedness; (iv) Grantor reimburses Beneficiary all fees and expenses associated with the transfer including legal fees; (v) Beneficiary receives an endorsement to the Beneficiary’s title policy, in form and substance acceptable to Beneficiary; and (vi) at Beneficiary’s option, Beneficiary receives opinions of counsel, and Grantor and transferee authorization documents, in form and substance acceptable to Beneficiary. Further, Beneficiary, in its sole judgment and discretion, may require individuals specifically named by Beneficiary to deliver to Beneficiary an Environmental Indemnification Agreement on Beneficiary’s standard form. The rights granted to Grantor in this subparagraph (b) are personal to Grantor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Grantor or any guarantors from any liability to the Beneficiary without the prior written consent of Beneficiary, which consent may be given or withheld in Beneficiary’s sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Beneficiary deems necessary, execution by the principals of the transferee of Beneficiary’s standard Environmental Indemnification Agreement and such other requirements as Beneficiary may deem appropriate in its discretion. If a release is permitted pursuant to the foregoing, any released party (whether Grantor, Guarantor or both) shall likewise be released from such party’s obligations under the

Environmental Indemnification Agreement upon receipt by Beneficiary of an updated Phase I environmental site assessment acceptable in form and substance to Beneficiary in its reasonable discretion. The cost of such Phase I shall be borne by Grantor.

(c) i. Definitions. For purposes of this Deed of Trust, the following terms shall have the indicated meanings set forth below:

“Person” shall mean any individual, partnership, limited partnership, limited liability company, firm, corporation, association, joint venture, trust or other entity or any government or political subdivision or agency, department or instrumentality thereof.

“Restricted Party” shall mean each of (i) Grantor, (ii) Guarantor, and (iii) any shareholder, partner, member or member manager holding twenty percent (20%) or more of a direct or indirect interest in Grantor or Guarantor.

“Transfer” shall mean any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise (but excluding Leases).

(ii) Property Transfers.

(A) Prohibited Property Transfers. Except as otherwise permitted in this Deed of Trust, Grantor shall not cause or permit any Transfer of all or any part of or any legal or beneficial interest in the Premises or the Collateral (collectively, a “Prohibited Property Transfer”), including, without limitation, (1) a Lease of all or a material part of the Premises for any purpose other than actual occupancy by a space tenant; (2) the Transfer of all or any part of Grantor’s right, title and interest in and to any Leases or payments; and (3) any transfer prohibited by the terms of Paragraph 30(a).

(B) Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (1) a Transfer which is expressly permitted under this Deed of Trust; (2) a Lease which is permitted under the terms of the Loan Documents; (3) the sale of inventory in the ordinary course of business; and (4) the transfer of the Premises from Grantor to an affiliate of Grantor (an “Affiliate Transfer”) that is owned and controlled in substantially the same manner as Grantor is owned and controlled on the date of Transfer and with the equivalent or better financial condition than that of Grantor (“Affiliate Transferee”) provided that (u) at Beneficiary’s option, Beneficiary receives opinions of counsel, and Grantor and Affiliate Transferee authorization documents, in form and substance acceptable to Beneficiary, (v) Beneficiary receives an endorsement (or new policy(ies) if an endorsement is not available) to Beneficiary’s mortgagee policy(ies), in form and substance satisfactory to Beneficiary, (w) the organizational documents of the Affiliate Transferee are substantially similar to the organizational documents of Grantor, (x) assumption documentation reasonably required by Beneficiary is executed (including without limitation, a re-affirmation by Guarantor), (y) no Event of Default shall have occurred and is continuing, and (z) Grantor pays all of Beneficiary’s reasonable out of pocket costs and expenses associated with Beneficiary’s review and documentation of the Transfer.

(iii) Equity Transfers.

(A) Prohibited Equity Transfers. Except as may be permitted under this Deed of Trust, Grantor shall not cause or permit any Transfer of any direct or indirect legal or beneficial interest in a Restricted Party (collectively, a “Prohibited Equity Transfer”).

(B) Permitted Equity Transfers. Notwithstanding the foregoing, none of the following shall be deemed Prohibited Equity Transfers (and each shall be permitted hereunder without the consent of Beneficiary), provided, no Event of Default shall have occurred and is continuing, assumption documentation (if deemed necessary by Beneficiary) reasonably required by Beneficiary is executed (including without limitation, a re-affirmation by Guarantor), and Grantor pays all of Beneficiary’s reasonable out of pocket costs and expenses associated with Beneficiary’s review and documentation of the Transfer:

(1) a Transfer by holders of direct interests in Grantor (each an “Interest Holder”) as of the date of the Transfer to another person or entity who is not an Interest Holder, provided, however, that (y) after taking into account any prior Transfers pursuant to this sentence, whether to the proposed transferee or otherwise, no such Transfer (or series of Transfers) shall result in a change of Control (as hereinafter defined) of Grantor, and (z) Grantor shall give Beneficiary notice of such Transfer together with copies of all instruments effecting such Transfer reasonably requested by Beneficiary, not less than thirty (30) days after the date of such Transfer;

(2) any Transfer, sale, assignment or issuance, from time to time, of any interests in Grantor held, directly or indirectly, by Industrial Income Trust Inc., a Maryland corporation (“IIT”), or Guarantor, provided, however, that IIT and Guarantor shall continue to Control (as defined in clause (ii) in the definition of Control) directly or indirectly, the Grantor on the date of such Transfer; or

(3)(x) any Transfer, sale, assignment, or issuance from time to time, of interests in IIT or Guarantor, including, without limitation, by operation of law resulting from the merger, consolidation, or non-bankruptcy reorganization, of IIT or Guarantor, (y) the listing of the securities in IIT or Guarantor on a national securities exchange, or (z) the conversion of IIT or Guarantor into an “open end fund”; provided, however, that, to the extent that any Transfer under subsection (x) above, results in a change in Control of IIT or Guarantor, as applicable, then Grantor must satisfy each of the applicable conditions relating to an assumption of the Loan by a new transferee pursuant to the second paragraph of Paragraph 30(b).

For purposes of this Paragraph 30(c), “Control” or “Controlling” means, with respect to any Person, either (i) ownership, directly or indirectly, of greater than fifty percent (50%) of all equity interests in such Person, or (ii) the ownership, directly or indirectly, of at least twenty percent (20%) of all equity interests in such Person and possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

No transfer or assumption fee shall be required (separate and apart from the reasonable out-of-pocket costs and expenses described hereinabove) in connection with any Permitted Property Transfer or Permitted Equity Transfer so long as Beneficiary receives written notice at least thirty (30) days prior to such Transfer (unless another time frame is permitted hereinabove) and Grantor and Guarantor otherwise comply with the terms set forth herein applicable to such Transfer.

All Transfers permitted under this Paragraph 30 shall be subject to Section 3.06 of the Loan Agreement.

(d) Notwithstanding the foregoing subparagraph (a) and any other applicable provisions of the Loan Documents to the contrary, Grantor may encumber the Premises with a sole additional deed of trust, subordinate in every respect to the lien and interest of this Deed of Trust and Grantor’s Second (as hereinafter defined), for the purpose of securing secondary indebtedness (the “Subordinate Financing”), provided that:

i. the subordinate deed of trust, the documentation for the Subordinate Financing, and the form and terms of the Subordinate Financing are satisfactory in all respects to Beneficiary;

ii. all such documentation as Beneficiary may reasonably require shall be submitted to Beneficiary including, but not limited to, operating statements of the Pooled Properties (as defined in the Loan Agreement) for the previous twelve (12) months and a pro forma operating statement for the current Loan Year (a “Loan Year” is a period of twelve consecutive months commencing on the date hereof if it is the first of the month and otherwise commencing on the first day of the month immediately following the date hereof, and the first Loan Year shall include the period, if any, between the date hereof and the commencement date of the first Loan Year), and a then - current MAI appraisal of the Pooled Properties, provided at Grantor’s expense, by an appraiser approved by Beneficiary;

iii. the Net Operating Income (for the purpose of this subparagraph, “Net Operating Income” shall mean gross cash operating receipts from the Pooled Properties less normal and customary operating expenses incurred in the operation, management, and maintenance of the Pooled Properties) shall not be less than one hundred thirty percent (130%) of the combined aggregate of the Indebtedness, the indebtedness of the Affiliate Loans (as defined in the Loan Agreement) and Subordinate Financing debt service payments (the Subordinate Financing must begin amortizing upon funding);

iv. the total of the outstanding principal balance of the Indebtedness, the indebtedness of the Affiliate Loans and the Subordinate Financing does not exceed seventy-five percent (75%) of the value of the Pooled Properties as established by a then-current MAI appraisal;

v. The beneficiary of the deed of trust securing the Subordinate Financing shall expressly acknowledge the priority of the debt, liens and security interests of the Indebtedness and the Affiliate Loans (as that term is defined in the Loan Agreement) and agree to provide Beneficiary with written notice of any default under the Subordinate Financing in a subordination agreement in form and substance satisfactory to Beneficiary. Grantor shall pay any fees, costs or expenses, including reasonable attorneys’ fees, incurred by Beneficiary in connection with the Subordinate Financing;

vi. Any default under the Subordinate Financing shall at Beneficiary’s option constitute an Event of Default under this Deed of Trust and the other Loan Documents;

vii. If previously waived, Beneficiary shall have the right to reinstate escrow payments for taxes and insurance premiums;

viii. No Event of Default exists;

ix. The beneficiary of the deed of trust securing the Subordinate Financing shall execute such subordination documentation as required by Beneficiary any time the Property Release Privilege (as hereinafter defined) or substitution provision as described in Section 3.08 of the Loan Agreement is exercised by Grantor and/or Affiliate (as defined in the Loan Agreement) to subordinate the Subordinate Financing to such modification or amendments to the Loan (or Affiliate Loans, as defined in the Loan Agreement) resulting from such exercise; and

x. All Leases shall be superior to the Subordinate Financing documents and instruments unless otherwise agreed in writing by Beneficiary.

xi. The lien and interest of this Deed of Trust shall also secure any future advances of Beneficiary to pay real estate taxes pertaining to the Premises, insurance premiums pertaining to the Premises or to maintain, repair, protect or preserve the Premises, and any Subordinate Financing shall be subject and subordinate to such future advances.

31. Environmental Matters; Notice; Indemnity. Grantor covenants and agrees as follows:

(a) For purposes of this Deed of Trust, the following definitions shall apply:

(i) The term “Environmental Law” means and includes any applicable federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. (“CERCLA”); the Resource Conservation and Recovery Act

of 1976, as amended, 42 U.S.C. sections 6901 et seq. (“RCRA”); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

(ii) The term “Hazardous Substance” means and includes: (1) those substances included within the definitions of “hazardous substances”, “hazardous materials”, “hazardous waste”, “pollutants”, “toxic substances” or “solid waste” in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a “hazardous substance” pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive; (E) radioactive; (F) a petroleum product; (G) infectious waste; or (H) mold or other similar fungal growth. As used herein, the term “mold or other similar fungal growth” shall mean and include mycotoxin producing molds in amounts sufficient to create a health risk to humans. Notwithstanding anything to the contrary herein, the term “Hazardous Substance” shall not include commercially sold products otherwise within the definition of the term “Hazardous Substance”, but (X) which are used or disposed of by Grantor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

(iii) The term “Enforcement or Remedial Action” means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

(iv) The term “Environmental Liability” means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys’ fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

(b) Other than as disclosed in the third party, reports delivered to Beneficiary in connection with the Loan and/or to the best of Grantor’s knowledge, Grantor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that:

(i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or threatened to be injected, emptied, poured, leached, or spilled on or from the Premises.

(ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

(iii) No polychlorinated biphenyls (“PCBs”) are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

(iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

(v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises.

(vi) The Premises and Grantor’s operations at the Premises are in compliance with all applicable Environmental Laws including without limitation any, federal, state and local statutes, laws and regulations. No notice has been served on Grantor, or any subsidiary of Grantor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Beneficiary within three (3) Business Days of their receipt.

(vii) There has been no release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Premises.

(viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. § 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

(ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

(x) There have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

(c) Grantor will give prompt written notice to Beneficiary of:

(i) any proceeding, written investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

(ii) all claims made in writing by any individual or entity against Grantor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

(iii) the discovery by Grantor of any occurrence or condition on any real property adjoining the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

(d) Beneficiary shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Premises; and to (ii) have all costs and expenses thereof (including without limitation Beneficiary’s reasonable attorneys’ fees and costs) paid by Grantor.

(e) Grantor agrees to protect, defend, indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys’ fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources actually incurred by Beneficiary related or arising from any past or present activities of Grantor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Grantor, and any of them, on or adjacent to the Premises in violation of Environmental Law, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Beneficiary (other than Beneficiary’s gross negligence or willful misconduct), the foregoing being collectively referred to as “Claims”, which:

(i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

(ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of

Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances in violation of Environmental Law; or

(iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Grantor to Beneficiary relating to environmental matters; or

(iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law or any similar state law that relates to the Premises or any similar state law that relates to the Premises.

Grantor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Beneficiary described in this subparagraph (e), shall hold Beneficiary harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

Grantor’s indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Deed of Trust or acceptance of a deed in lieu of foreclosure. Notwithstanding anything contained herein to the contrary, Grantor’s indemnifications and representations shall not extend to Hazardous Substances which first originate on the Premises subsequent to Beneficiary’s (or any nominee’s of Beneficiary or third party purchaser’s) succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure.

(f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the “Remedial Work”) is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Beneficiary under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Grantor shall within thirty (30) days after written demand by Beneficiary for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Beneficiary (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Beneficiary. Notwithstanding the foregoing, Grantor shall not be required to undertake the Remedial Work during the pendency of any appeal of any governmental entity’s efforts to impose such investigative, remedial or other response obligations on Grantor; provided (i) Grantor has obtained Beneficiary’s prior written consent for the filing of any such appeal, which consent shall not be unreasonably withheld, and (ii) any delay in performing such obligations shall not cause any material worsening of such Environmental Liability. Beneficiary’s prior approval shall not be required, however, if the presence or threatened presence of Hazardous Substances on, under or about the Premises poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, in such event, Grantor shall notify Beneficiary as soon as practicable of any action taken. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Beneficiary’s counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Grantor. If Grantor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Beneficiary may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Beneficiary’s counsel), shall be paid by Grantor to Beneficiary forthwith after demand and shall be a part of the Indebtedness.

32. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Deed of Trust are inserted only for convenience of reference and shall not constitute a part of this Deed of Trust, nor shall they in any way affect its meaning, construction or effect.

33. No Waiver; Modifications in Writing. No failure or delay on the part of Beneficiary in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Deed of Trust, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Deed of Trust, any waiver of any provision of this Deed of Trust, and any consent to any departure from the terms of any provision of this Deed of Trust, shall be effective only in the specific instance and for the specific purpose for which made or given.

34. Relationship. Beneficiary is only a lender under the Loan Documents, and nothing contained in this Deed of Trust or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Beneficiary and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Beneficiary as a fiduciary for any of the parties.

35. Governing Law. This Deed of Trust shall be governed by the laws (excluding conflicts of laws rules) of the State of Maryland.

36. Time of Essence. Time is of the essence in the performance by the parties of this Deed of Trust.

37. Construction. Grantor has been represented by its own counsel in this transaction, and this Deed of Trust shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

38. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Deed of Trust and not to any particular section, paragraph or provision. The term “person” and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

39. Integration. This Deed of Trust, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Grantor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

40. General Indemnification.

(a) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan. Any amounts payable to Beneficiary by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Beneficiary until paid. The term “Losses” shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys’ fees and other costs of defense) except to the extent arising from the gross negligence or willful misconduct of any of the Indemnified Parties. The term “Indemnified

Parties” shall mean (i) Beneficiary, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties’ assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

(b) Upon written request by any Indemnified Party, Grantor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Grantor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

(c) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Deed of Trust, the Note or any of the other Loan Documents (not including any income taxes).

41. Miscellaneous.

(a) This Deed of Trust and all provisions hereof shall extend to and be binding upon Grantor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Grantor (but this clause shall not be construed as constituting the consent by Beneficiary to the transfer of any interest in the Premises), and the word “Grantor” when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Deed of Trust. The word “Beneficiary”, when used herein, shall include the successors and assigns of Beneficiary, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Grantor is a land trust or similar entity, the term “Grantor” as used herein shall include the beneficiary or beneficiaries of such land trust or similar entity.

(b) In the event one or more of the provisions contained in this Deed of Trust or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(c) The Grantor will, from time to time, upon ten (10) Business Days’ prior written request from Beneficiary, make, execute, acknowledge and deliver to Beneficiary such supplemental mortgages/deeds of trust/deeds to secure debt, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Beneficiary any of the Premises, or for more particularly identifying and describing the Premises, or to preserve or protect the priority of this Deed of Trust lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Beneficiary to carry out the intentions of this Deed of Trust.

(d) Grantor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Deed of Trust to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Grantor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, except for appurtenant easements which are insured in Beneficiary’s title insurance policy insuring this Deed of Trust, no building or other Improvement on the Premises shall rely on any premises not subject to the lien of this Deed of Trust or any interest therein to fulfill any governmental or municipal requirement. Grantor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Grantor which would result in a violation of any of the provisions of this Paragraph shall be void.

(e) Grantor will, from time to time, upon ten (10) Business Days’ prior written request by Beneficiary, execute, acknowledge and deliver to Beneficiary, a certificate stating that this Deed of Trust is unmodified and in full force and effect (or, if there have been modifications, that this Deed of Trust is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Grantor shall also state to the best knowledge of Grantor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

(f) The Note secured hereby includes provisions for the assessment of a Late Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

(g) Beneficiary shall have the right and option to exercise the power of sale or to commence a civil action to foreclose this Deed of Trust and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Grantor as a defense in any civil action instituted to collect the Indebtedness, or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

(h) At the option of Beneficiary, this Deed of Trust shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Beneficiary and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the Premises are situated, or such other office as determined by Beneficiary, of a unilateral declaration to that effect.

(i) In the event that maturity of the Indebtedness is accelerated by Beneficiary because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Grantor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

(j) All agreements between Grantor and Beneficiary (including, without limitation, those contained in this Deed of Trust and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Beneficiary exceed the highest lawful rate of interest permissible under the laws of the State of Maryland. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Maryland; and if for any reason whatsoever Beneficiary shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

(k) Grantor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the Loan will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

(l) Grantor shall exert its best efforts to include a “no lien” provision in any property management agreement hereafter entered into by Grantor or its beneficiary with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics’ lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such “no lien” provision or a short form thereof shall, at Beneficiary’s request, be recorded in the office of the recorder’s office in and for the County wherein the Premises is situated, or such other office as reasonably requested by Beneficiary.

(m) This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

(n) Grantor agrees that this Deed of Trust is executed under seal.

42. ERISA Representations and Warranties. Grantor hereby represents, warrants and agrees that as of the date hereof, either (a) investors in or owners of the Grantor which are (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plans defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, and (iii) entities the assets of which are deemed to include plan assets pursuant to U.S. Department of Labor Regulation Section 2510.3-101 (the “Plan Asset Regulation”) (collectively, “Benefit Plan Investors”) in the aggregate do not hold twenty-five percent (25%) or more (directly or indirectly) of the value of any class of equity interest in the Grantor, or (b) the equity interests held by Benefit Plan Investors are publicly-offered securities (within the meaning of Department of Labor Regulation 2510.3-101(b)(2)). For purposes of this determination, the value of any equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Grantor or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or an affiliate (as defined in U.S. Department of Labor Regulation Section 2510.2-101(f)(3)) of such person, shall be disregarded. Grantor further represents, warrants and agrees that at all times during the term of the Loan Grantor shall not be deemed to include plan assets. If at any time during the entire term of the Loan any of the investors in or owners of Grantor shall include a Benefit Plan Investor, and the Plan Asset Regulation is implicated, Grantor shall as soon as reasonably possible following an investment by such Benefit Plan Investor provide Beneficiary with an opinion of counsel reasonably satisfactory to Beneficiary indicating that the assets of Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation. In lieu of such opinion, the Beneficiary may in its sole discretion accept such other assurances from Grantor as are necessary to satisfy Beneficiary in its sole discretion that the assets of Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation.

Grantor further represents, warrants and agrees that, during the term of the Loan, a governmental plan, within the meaning of Section 3(32) of ERISA (a “Governmental Plan”), shall become an investor in or owner of Grantor, only if a determination has been made that such Governmental Plan’s investment in or ownership of Grantor should not constitute a nonexempt prohibited transaction under any applicable state law (for purposes of this Paragraph, a “Prohibited Transaction”) that (i) applies to the Governmental Plan and (ii) is similar to the prohibited transaction rules under Section 406 of ERISA. If such Governmental Plan’s investment in or ownership of Grantor nevertheless results in a nonexempt Prohibited Transaction that subjects Beneficiary to liability for such Prohibited Transaction, Grantor will promptly take appropriate action to correct such Prohibited Transaction and will reimburse Beneficiary for any penalty or tax Beneficiary is required to pay in connection therewith. Notwithstanding the foregoing, the breach by Grantor of the foregoing representation and warranty will not be an “Event of Default” under the Loan Documents unless such Governmental Plan’s investment in or ownership of Grantor is deemed by the applicable governmental authority to be a “Prohibited Transaction” that actually subjects Beneficiary to liability as a direct result thereof and Grantor shall have failed to correct the same pursuant to the terms of this Paragraph.

Grantor understands that the representations and warranties herein are a material inducement to Beneficiary to make the Loan, without which Beneficiary would be unwilling to make the Loan.

43. Concerning the Trustee.

(a) Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his or her agents or attorneys, (iii) to select and employ, in and about the execution of his or her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Premises for debts contracted for or liability or damages incurred in the management or operation of the Premises. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save and hold Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

(b) Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from any other moneys of Trustee.

(c) Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary, in Beneficiary’s sole discretion and with or without cause, shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed)

to all the estates, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed on its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his or her successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute trustees are appointed, each of such multiple substitute trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law. Any prior election to act jointly or severally shall not prevent either or both of such multiple substitute Trustees from subsequently executing, jointly or severally, any or all of the provisions hereof.

(d) Substitution or Resignation of Trustee.

(i) Beneficiary may, without notice or cause and in Beneficiary’s sole discretion by complying with the provisions of applicable statutes, substitute a successor or successors to any Trustee named herein or acting hereunder to execute this Deed of Trust or may fill a vacancy in the position of Trustee hereunder. Upon such appointment, and without conveyance to the successor Trustee, the latter shall be vested with the title, powers and duties conferred upon any Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written instrument executed and acknowledged by Beneficiary, containing reference to this Deed of Trust and its place of record, which, when recorded in the office in which this Deed of Trust is recorded, shall be conclusive proof of the proper appointment of such successor Trustee.

(ii) Trustee may resign by written instrument executed by Trustee, containing reference to this Deed of Trust and its place of record, which, when recorded in the office in which this Deed of Trust is recorded, and when delivered to Beneficiary in accordance with Paragraph 22 hereof, shall be conclusive proof of the resignation of such Trustee. Upon such resignation, Beneficiary may appoint a successor Trustee in accordance with Paragraph 43(d) hereof.

(e) Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

(f) Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its, his or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in such Trustee’s place.

(g) No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

(h) Trustee’s Commission. Immediately upon the first insertion of any advertisement or notice of any such sale, there shall become due and owing by the Grantor all expenses incident to such advertisement or notice, all court costs and all expenses incident to any foreclosure proceedings brought under this Deed of Trust or otherwise in connection with such sale, and no party shall be required to receive only the aggregate Indebtedness then secured hereby unless it is accompanied by a tender of payment of such expenses, costs and commissions.

(i) Conveyance by Trustee/Defeasance. Upon receipt by Trustee of written notice from Beneficiary that the Indebtedness has been fully paid pursuant to the terms hereof and the other Loan Documents and the obligations fully performed in accordance with the provisions hereof and the other Loan Documents, Trustee shall reconvey the Premises, without warranty, to Grantor or such person or persons lawfully entitled thereto.

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45. Waiver by Grantor. TO THE EXTENT PERMITTED BY LAW, GRANTOR HEREBY EXPRESSLY WAIVES AND RELEASES ANY REQUIREMENT OR OBLIGATION THAT BENEFICIARY OR TRUSTEES PRESENT EVIDENCE OR OTHERWISE PROCEED BEFORE ANY COURT, CLERK, OR OTHER JUDICIAL OR QUASI-JUDICIAL BODY BEFORE EXERCISE OF THE POWERS OF SALE CONTAINED IN THIS DEED OF TRUST AND IN THE MARYLAND CODE.

46. Waivers and Agreements Regarding Remedies. To the full extent Grantor may do so, Grantor hereby waives and relinquishes the following:

(a) Marshaling, Etc. All rights to a marshaling of the assets of Grantor, including the Premises, or to a sale in inverse order of alienation in the event of foreclosure, and agrees not to assert any right under any law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Beneficiary under the terms of the Loan Documents to a sale of the Premises for the collection of the Indebtedness without any prior or different resort for collection, or the right of Beneficiary to the payment of the Indebtedness out of the proceeds of sale of the Premises in preference to every other claimant whatsoever.

(b) Rights and Remedies of Sureties. Any and all rights and remedies that Grantor may have or be able to assert by reason of the provisions of any laws pertaining to the rights and remedies of sureties.

Notwithstanding the personal liability of Grantor for the matters specifically set forth above, in no event shall any partner, member, shareholder, direct or indirect beneficial owners, officer, director or employee of Grantor, have any liability, personal or otherwise, to Beneficiary for such matters.

47. Additional Collateral.

(a) Grantor acknowledges and agrees that the Indebtedness and all other obligations hereunder (such Indebtedness and other obligations collectively called the “Obligations”) are secured by the Premises and various other collateral including, without limitation, at the time of execution of this Deed of Trust certain personal property of Grantor and other parties described in the Loan Documents. The Grantor specifically acknowledges and agrees that the Premises, in and of itself, if foreclosed or realized upon may not be sufficient to satisfy the outstanding amount of the Obligations. Accordingly, Grantor acknowledges that, to the fullest extent permitted by applicable law, it is in the Grantor’s contemplation that the other collateral pledged to secure the Obligations may be pursued by the Beneficiary in separate proceedings in the various states, counties and other countries where such collateral may be located and additionally that Grantor and other parties liable for payment of the Obligations will remain liable for any deficiency judgments in addition to any amounts the Beneficiary may realize on sales of other property or any other collateral given as security for the Obligations except as otherwise set forth in this Deed of Trust. Specifically, and without limitation of the foregoing, it is agreed that it is the intent of the parties hereto that in the event of a foreclosure of this Deed of Trust, the Obligations shall not be deemed merged into any judgment of foreclosure, but rather shall remain outstanding. It is the further intent and understanding of the parties that the Beneficiary, following an Event of Default, may, to the fullest extent permitted by applicable law, pursue all of its Collateral with the Obligations remaining outstanding and in full force and effect notwithstanding any judgment of foreclosure or any other judgment which the Beneficiary may obtain.

(b) The Grantor acknowledges and agrees that the Premises and the other collateral which may from time to time be encumbered by the other Loan Documents may be located in more than one state, county or country and therefore Grantor, to the fullest extent permitted by applicable law, waives and relinquishes any and all rights it may have, whether at law or equity, to require the Beneficiary to proceed to enforce or exercise any rights, powers and remedies it may have under the Loan Documents in any particular manner, in any particular order, or in any particular state or other jurisdiction. Furthermore, Grantor acknowledges and agrees, to the fullest extent permitted by applicable law, that the Beneficiary shall be allowed to enforce payment and performance of the Obligations and to exercise all rights and powers provided under this Deed of Trust, or the other Loan Documents or under any provision of law, by one or more proceedings, (whether contemporaneous, consecutive or both) in any one or more states, counties or countries in which the security is located. To the fullest extent permitted by applicable law, neither the acceptance of this Deed of Trust or any Loan Document nor the enforcement in one state, county or country, whether by court action, power of sale, or otherwise, shall prejudice or in any way limit or preclude enforcement of such documents through one or more additional proceedings, in that state or in any other state, county or country.

(c) To the fullest extent permitted by applicable law, Grantor further agrees that any particular remedy or proceeding, including, without limitation, foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in the local or federal courts of any one or more states as to all or any part of the Premises or the collateral encumbered by the Loan Documents, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been situated elsewhere with respect to the same or any other part of the Premises and the other collateral encumbered by the Loan Documents.

(d) To the fullest extent permitted by applicable law, Beneficiary may resort to any other security held by the Beneficiary for the payment of the Obligations in such order and manner as the Beneficiary may elect.

(e) To the fullest extent permitted by applicable law, notwithstanding anything contained herein to the contrary, Beneficiary shall be under no duty to Grantor or others, including, without limitation, the holder of any junior, senior or subordinate deed of trust, deed to secure debt or mortgage on the Premises or any part thereof or on any other security held by Beneficiary, to exercise or exhaust all or any of the rights, powers and remedies available to Beneficiary.

48. Premises Release Privilege. Grantor shall be permitted to obtain a release of the Premises from this Deed of Trust upon the terms and conditions set forth in Section 3.07 (“Property Release Privilege”) or Section 3.08 (“Substitution of Loan”) in the Loan Agreement.

49. Limited Guaranties; Other Security Instruments; Cross-Default/ Cross-Collateralization. As provided for in the Loan Agreement, (i) Grantor and Affiliates (as defined in the Loan Agreement) of Grantor have executed and delivered those certain Limited Guaranties dated on or about the date hereof with respect to the Affiliate Loans (as defined in the Loan Agreement), and (ii) Affiliates of Grantor have executed and delivered that certain Limited Guaranty dated on or about the date hereof with respect to the loan evidenced by the Note (such Limited Guaranties, together with all guaranties issued and accepted in substitution or exchange therefor, and as they may from time to time be modified, extended, renewed, consolidated, restated or replaced, are hereinafter sometimes collectively referred to as the “Guaranties” and individually as a “Guaranty”). The Guaranties are secured by, among other things, those certain Deeds of Trust [or Mortgages, as applicable], Security Agreements, Financing Statements and Fixture Filings (Second Priority), Deeds to Secure Debt and Security Agreements (Second Priority), and Assignments of Rents and Leases (Second Priority) executed and delivered this date by each of the “guarantors” under such Guaranties (collectively, such other Deeds of Trust [or Mortgages, as applicable], Security Agreements, Financing Statements and Fixture Filings (Second Priority), Deeds to Secure Debt and Security Agreements (Second Priority), and Assignments of Rents and Leases (Second Priority), together with any other instruments or agreements securing the duties, obligations, and covenants under the Guaranties, as any of the same may from time to time be modified, extended, renewed, consolidated, restated or replaced, are hereinafter sometimes referred to as the “Other Security Instruments”). Such Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (Second Priority) executed and delivered this date by Grantor with respect to the Premises is herein referred to as “Grantor’s Second”).

Any breach, default, event of default or failure of performance (however denominated) under any of the Other Security Instruments or any other loan documents relating to the Affiliate Loans not cured within any applicable notice or cure period shall constitute and be an Event of Default under this Deed of Trust. Upon the occurrence of any Event of Default, Beneficiary may, at its option, exercise any one or more of the rights, powers, and remedies hereunder and under the Other Security Instruments (including, without limitation, any power of sale or other rights, powers, and remedies with respect to the foreclosure or other sale of the Premises hereunder or any “Premises” to which such Other Security Instruments relate), or any of them, either concurrently or independently, and in such other and further manner as Beneficiary may elect, and Beneficiary may apply the proceeds received therefrom to the Indebtedness or to any other indebtedness secured by the Other Security Instruments or in any other manner provided for in this Deed of Trust or the Other Security Instruments, as the case may be, or otherwise as may be provided at law or in equity, without waiving or affecting Beneficiary’s rights, powers, and remedies under this Deed of Trust or any such Other Security Instruments.

Beneficiary shall have the right to enforce this Deed of Trust and the Other Security Instruments, or any of them, in such order and at such time as Beneficiary shall in its sole discretion elect. Beneficiary shall not be required to enforce this Deed of Trust or foreclose against the Premises, or against any collateral other than the Premises given as security for the Indebtedness, as a condition to enforcing the Other Security Instruments or any of them with respect to the Indebtedness or otherwise, and if Beneficiary elects to foreclose this Deed of Trust, it may do so as to all or any part of the Premises without being required to enforce or foreclose this Deed of Trust or the Other Security Instruments, or any of them, as to all or any portions of the Premises or all or any portions of such other collateral or as to all or any part of any “Premises” under any Other Security Instruments or all or any portion of any other collateral given as security thereunder.

If Beneficiary shall be successful in foreclosing this Deed of Trust, and shall bid at a foreclosure sale, then only the amount of the successful bid shall be applied to reduce the Indebtedness, and all other amounts shall remain outstanding and shall be secured by and enforceable against other security provided under the Other Security Instruments. Grantor further agrees that if Beneficiary shall be prosecuting one or more foreclosures or other proceedings against a portion of the Premises or against any other collateral securing the Indebtedness, or if Beneficiary shall have obtained a judgment of foreclosure and sale or similar judgment against any portion of the Premises or any such collateral, or shall have enforced any power of sale against any portion of the Premises or any such collateral, then, whether or not such proceedings are being maintained or judgments of sale were obtained in or outside the state in which this Deed of Trust is recorded, Beneficiary may commence or continue foreclosure proceedings and exercise its other remedies granted in this Deed of Trust against all or any part of the Premises or any such other collateral, and Grantor expressly waives any objections to the commencement or continuation of a foreclosure of this Deed of Trust or exercise of any other rights, powers, and remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed of Trust or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Deed of Trust nor the exercise of any other rights, powers, or remedies hereunder nor the recovery of any judgment by Beneficiary or conduct of any sale in any such proceedings shall prejudice, limit or preclude Beneficiary’s right to commence or continue one or more foreclosures, sales or other proceedings or obtain a judgment against any other portion of the Premises or any other such collateral (either in or outside the state in which this Deed of Trust is recorded), and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any rights, powers, or remedies in such proceedings based upon any action or judgment connected to this Deed of Trust and other proceedings or any action under this Deed of Trust on such basis.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. GRANTOR ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Grantor acknowledges receipt of a copy of this instrument at the time of execution hereof.

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IN WITNESS WHEREOF, the Grantor has executed this instrument the day and year first above written.

IIT HAGERSTOWN DISTRIBUTION CENTER LLC, a Delaware limited liability company

By:	IIT Real Estate Holdco LLC, a Delaware limited liability company, Sole Member

	By:	Industrial Income Operating Partnership LP, a Delaware limited partnership, Sole Member

		By:	Industrial Income Trust Inc., a Maryland corporation, General Partner

			By:	/s/ Thomas G. McGonagle
			Name:	Thomas G. McGonagle
			Title:	CFO
[CORPORATE SEAL]

STATE OF COLORADO

COUNTY OF DENVER

On this 25 day of January, 2011, before me, the undersigned officer, personally appeared Thomas G. McGonagle, who acknowledged himself to be the CFO of Industrial Income Trust Inc., a Maryland corporation, the general partner of Industrial Income Operating Partnership LP, a Delaware limited partnership, the sole member of IIT Real Estate Holdco LLC, a Delaware limited liability company, the sole member of IIT HAGERSTOWN DISTRIBUTION CENTER LLC, a Delaware limited liability company (the “Company”), who executed said instrument as such officer on behalf of the Company, and that (s)he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his(her) name as such officer.

In witness whereof I hereunto set my hand and official seal.

/s/ Rhonda Poelma
[Notary Seal]	Name: Rhonda Poelma Notary Public

My commission expires: August 5, 2013

ATTORNEY CERTIFICATION

I HEREBY CERTIFY that I am an attorney duly authorized to practice before the Court of Appeals for the State of Maryland and that the foregoing Purchase Money Deed of Trust, Security Agreement, Financing Statement and Fixture Filing was prepared under my supervision.

/s/ Richard Melnick
Richard Melnick, Attorney

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